UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-03851

Nicholas II, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2011

Date of reporting period: 09/30/2011

Item 1. Report to Stockholders.

ANNUAL REPORT
September 30, 2011

NICHOLAS II, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2011

Dear Fellow Shareholders:

     Stock markets around the world remain extremely volatile as I write this letter, due mainly to European sovereign debt issues and concerns about the sustainability of the economic recovery. There was a technical (20% move lower) bear market during the late summer - early fall, followed by a recovery in the month of October. With governments in the U.S. and Europe instituting budget cuts, the U.S. dealing with high unemployment, housing market concerns and rising commodity costs, we feel economic growth will remain muted at best for a number of years.

     The quarter ended September 30, 2011, as mentioned above, was very negative for investors causing the calendar year-to-date returns to be negative as well. The S&P 500 Index was down 13.87% for the quarter and was down 8.68% calendar year-to-date. Mid-cap stocks were hit harder as the S&P MidCap 400 Index declined 19.88% for the quarter and 13.02% calendar year-to-date. Nicholas II Class I declined 17.71% for the quarter and 11.24% calendar year-to-date.

     The markets in October recorded one of the best months on record. This has allowed the Fund’s Class I to have a positive return of 8.40% for the one-year period ended October 31, 2011, compared to 10.08% and 8.09% for the Russell Midcap Growth and the S&P 500 indices, respectively. The Fund’s Class I five- and ten-year average annual total returns were 3.46% and 6.15% for the same period then ended.

     Returns for Nicholas II, Inc. Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2011.

			Average Annual Total Returns
		1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc. – Class I	-	.90%	3.16%	1.36%	5.17%	4.99%
Nicholas II, Inc. – Class N
(linked to Class I)		-1.25%	2.82%	1.02%	4.94%	4.83%
Russell Midcap Growth Index		.80%	5.89%	1.64%	6.70%	5.96%
Standard and Poor’s
MidCap 400 Index		-1.28%	4.05%	2.20%	7.50%	9.52%
Morningstar Mid-Cap
Growth Category		-1.15%	3.59%	1.34%	5.21%	5.97%
Standard and Poor’s 500 Index		1.14%	1.23%	-1.18%	2.82%	5.23%
Ending value of $10,000 invested
in Nicholas II, Inc. – Class I		$9,910	$10,980	$10,701	$16,556	$20,752
Ending value of $10,000 invested
in Nicholas II, Inc. – Class N
(linked to Class I)		$9,875	$10,871	$10,522	$16,191	$20,294
Fund’s Class I Expense Ratio (from 01/28/11 Prospectus): 0.68%
Fund’s Class N Expense Ratio (from 04/30/11 Prospectus): 1.00%

The Fund’s expense ratios for the period ended September 30, 2011 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end, may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     For the year ended September 30, 2011, the Fund’s outperformance relative to the S&P MidCap 400 Index came from an underweighting of financial, energy and materials stocks which were hit hard in the market correction. Specific stock selection within the financial sector also helped the relative performance. The Fund also had a overweighting in industrials which hurt the relative performance. For the period all sectors held by the Fund had negative performance except for the consumer discretionary and staples sectors.

     As of September 30, 2011, the Fund’s sector weightings consisted of approximately 23% consumer related, 22% information technology, 18% industrials, 14% health care, 10% financials and 5% energy.

     Looking at the rest of 2011 and beyond, we believe the economy will continue to muddle along as deleveraging of debt from consumers to governments of all stripes continues. We are encouraged by the corporate sector’s health as profit margins are high and balance sheets are strong. Valuations at this point in the markets are reasonable, especially considering where interest rates levels remain. We continue to concentrate on finding and owning secular growth companies that have unique products or services and are leaders in their respective industry, giving them the ability to grow even in this slow-growth environment.

Thank you for your continued support.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard and Poor’s (“S&P”) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P MidCap 400 Index is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP GROWTH INDEX

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $10,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2011	2011	2011
Average Annual Total Return	-0.90%	1.36%	5.17%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)

For a share outstanding throughout each period

		Years Ended September 30,
	2011	2010	2009	2008	2007
NET ASSET VALUE, BEGINNING OF PERIOD	$19.31	$17.02	$19.15	$25.18	$23.11
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.10	.08	.11	.10	.08
Net gain (loss) on securities
(realized and unrealized)	(.22)	2.31	(1.01)	(3.46)	3.10
Total from investment operations	(.12)	2.39	(.90)	(3.36)	3.18
LESS DISTRIBUTIONS
From net investment income	(.09)	(.10)	(.11)	(.10)	(.06)
From net capital gain	(.38)	—	(1.12)	(2.57)	(1.05)
Total distributions	(.47)	(.10)	(1.23)	(2.67)	(1.11)
NET ASSET VALUE, END OF PERIOD	$18.72	$19.31	$17.02	$19.15	$25.18

TOTAL RETURN	(.90)%	14.06%	(2.86)%	(14.65)%	14.19%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$398.7	$418.0	$384.7	$421.8	$539.9
Ratio of expenses to average net assets	.65%	.68%	.72%	.67%	.66%
Ratio of net investment income
to average net assets	.46%	.44%	.78%	.44%	.34%
Portfolio turnover rate	27.93%	28.67%	32.86%	27.48%	19.56%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)

For a share outstanding throughout each period

		Years Ended September 30,
	2011	2010	2009	2008		2007
NET ASSET VALUE, BEGINNING OF PERIOD	$19.11	$16.87	$19.04	$25.03		$23.00
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	.02	.02	.07	.03	(.00)	(2)
Net gain (loss) on securities
(realized and unrealized)	(.21)	2.29	(1.02)	(3.44)		3.08
Total from investment operations	(.19)	2.31	(.95)	(3.41)		3.08
LESS DISTRIBUTIONS
From net investment income	(.05)	(.07)	(.10)	(.01)		—
From net capital gain	(.38)	—	(1.12)	(2.57)		(1.05)
Total distributions	(.43)	(.07)	(1.22)	(2.58)		(1.05)
NET ASSET VALUE, END OF PERIOD	$18.49	$19.11	$16.87	$19.04		$25.03

TOTAL RETURN	(1.25)%	13.70%	(3.17)%	(14.92)%		13.77%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$102.9	$44.1	$31.9	$1.8		$0.8
Ratio of expenses to average net assets	.99%	1.00%	.98%	1.02%		1.01%
Ratio of net investment income (loss)
to average net assets	.10%	.12%	.48%	.09%		(.01)%
Portfolio turnover rate	27.93%	28.67%	32.86%	27.48%		19.56%

(1)	Computed based on average shares outstanding.
(2)	The amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2011 (unaudited)

Percentage
Name	of Net Assets
IHS Inc. – Class A	1.72%
Fastenal Company	1.70%
TJX Companies, Inc. (The)	1.66%
MasterCard Incorporated – Class A	1.64%
Teradata Corporation	1.60%
LKQ Corporation	1.59%
O’Reilly Automotive, Inc	1.53%
Aaron’s, Inc	1.51%
Willis Group Holdings PLC	1.49%
IDEX Corporation	1.48%
Total of top ten	15.92%

Sector Diversification (as a percentage of portfolio)

September 30, 2011 (unaudited)

Fund Expenses

For the six month period ended September 30, 2011 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	During Paid
	Value	Value	Period*
	03/31/11	09/30/11	04/01/11 - 09/30/11
Actual	$1,000.00	$830.20	$2.95
Hypothetical	1,000.00	1,021.77	3.26
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 185 then divided by 367 to reflect the one-half year period.

Fund Expenses (continued)

For the six month period ended September 30, 2011 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	During Paid
	Value	Value	Period**
	03/31/11	09/30/11	04/01/11 - 09/30/11
Actual	$1,000.00	$828.40	$4.56
Hypothetical	1,000.00	1,020.01	5.04
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 185 then divided by 367 to reflect the one-half year period.

Schedule of Investments
September 30, 2011

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.16%
	Consumer Discretionary – Automobiles & Components — 1.27%
265,000	Gentex Corporation	$6,373,250
	Consumer Discretionary – Durables & Apparel — 4.12%
130,000	Coach, Inc	6,737,900
245,000	Jarden Corporation	6,923,700
130,000	Tupperware Brands Corporation	6,986,200
		20,647,800
	Consumer Discretionary – Media — 0.84%
100,000	DIRECTV – Class A*	4,225,000
	Consumer Discretionary – Retailing — 10.85%
300,000	Aaron’s, Inc	7,575,000
270,000	CarMax, Inc.*	6,439,500
112,100	Kohl’s Corporation	5,504,110
330,000	LKQ Corporation*	7,972,800
100,000	Nordstrom, Inc	4,568,000
115,000	O’Reilly Automotive, Inc.*	7,662,450
150,000	PetSmart, Inc	6,397,500
150,000	TJX Companies, Inc. (The)	8,320,500
		54,439,860
	Consumer Discretionary – Services — 3.03%
155,000	Darden Restaurants, Inc	6,626,250
340,000	InterContinental Hotels Group PLC	5,467,200
80,000	Starwood Hotels & Resorts Worldwide, Inc	3,105,600
		15,199,050
	Consumer Staples – Food, Beverage & Tobacco — 2.44%
230,000	Hormel Foods Corporation	6,214,600
130,000	McCormick & Company, Inc	6,000,800
		12,215,400
	Energy — 4.52%
105,000	Cameron International Corporation*	4,361,700
45,000	Concho Resources Inc.*	3,201,300
100,000	Continental Resources, Inc.*	4,837,000
106,155	Kinder Morgan Management, LLC*	6,230,216
115,000	Whiting Petroleum Corporation*	4,034,200
		22,664,416
	Financials – Banks — 1.76%
102,637	Commerce Bancshares, Inc	3,566,636
60,000	Cullen/Frost Bankers, Inc	2,751,600
130,000	SPDR KBW Regional Banking ETF	2,510,300
		8,828,536

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2011

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.16% (continued)
	Financials – Diversified — 5.12%
67,500	Affiliated Managers Group, Inc.*	$5,268,375
185,000	Eaton Vance Corp	4,119,950
175,000	MSCI Inc.*	5,307,750
230,000	Raymond James Financial, Inc	5,970,800
105,000	T. Rowe Price Group, Inc	5,015,850
		25,682,725
	Financials – Insurance — 2.62%
215,000	Marsh & McLennan Companies, Inc	5,706,100
217,000	Willis Group Holdings PLC	7,458,290
		13,164,390
	Financials – Real Estate — 0.66%
60,000	Digital Realty Trust, Inc	3,309,600
	Health Care – Equipment & Services — 7.00%
377,000	Allscripts Healthcare Solutions, Inc.*	6,793,540
50,000	Cerner Corporation*	3,426,000
110,000	DaVita, Inc.*	6,893,700
205,000	DENTSPLY International Inc	6,291,450
250,000	ResMed Inc.*	7,197,500
125,000	St. Jude Medical, Inc	4,523,750
		35,125,940
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 7.32%
85,000	Allergan, Inc	7,002,300
115,000	Covance Inc.*	5,226,750
190,000	Gilead Sciences, Inc.*	7,372,000
47,500	Mettler-Toledo International Inc.*	6,648,100
140,000	Teva Pharmaceutical Industries Ltd	5,210,800
103,920	Thermo Fisher Scientific Inc.*	5,262,509
		36,722,459
	Industrials – Capital Goods — 10.30%
210,000	AMETEK, Inc	6,923,700
180,000	BE Aerospace, Inc.*	5,959,800
256,000	Fastenal Company	8,519,680
237,500	IDEX Corporation	7,400,500
175,000	Pentair, Inc	5,601,750
115,000	Snap-on Incorporated	5,106,000
25,000	TransDigm Group Incorporated*	2,041,750
100,000	WABCO Holdings Inc.*	3,786,000
120,000	Westinghouse Air Brake Technologies Corporation	6,344,400
		51,683,580

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2011

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.16% (continued)
	Industrials – Commercial & Professional Services — 3.12%
115,000	IHS Inc. – Class A*	$8,603,150
180,000	Manpower Inc	6,051,600
50,000	Ritchie Bros. Auctioneers Incorporated	1,009,500
		15,664,250
	Industrials – Transportation — 4.25%
80,000	C.H. Robinson Worldwide, Inc	5,477,600
143,000	Expeditors International of Washington, Inc	5,798,650
150,000	Landstar System, Inc	5,934,000
315,000	UTi Worldwide Inc	4,107,600
		21,317,850
	Information Technology – Hardware & Equipment — 4.34%
185,000	FLIR Systems, Inc	4,634,250
340,000	Molex Incorporated – Class A	5,739,200
135,000	Riverbed Technology, Inc.*	2,694,600
90,000	SanDisk Corporation*	3,631,500
163,750	Zebra Technologies Corporation – Class A*	5,066,425
		21,765,975
	Information Technology – Semiconductors &
	Semiconductor Equipment — 4.76%
215,000	Altera Corporation	6,778,950
195,000	Avago Technologies Limited	6,390,150
228,750	Microchip Technology Incorporated	7,116,412
200,000	Skyworks Solutions, Inc.*	3,588,000
		23,873,512
	Information Technology – Software & Services — 13.38%
135,000	Accenture plc – Class A	7,111,800
110,000	ANSYS, Inc.*	5,394,400
290,000	Broadridge Financial Solutions, Inc	5,840,600
209,499	Fidelity National Information Services, Inc	5,095,016
135,937	Fiserv, Inc.*	6,901,521
90,000	Informatica Corporation*	3,685,500
26,000	MasterCard Incorporated – Class A	8,246,160
10,000	MercadoLibre, Inc	537,500
215,000	Paychex, Inc	5,669,550
145,000	Red Hat, Inc.*	6,127,700
150,000	Teradata Corporation*	8,029,500
200,000	TIBCO Software Inc.*	4,478,000
		67,117,247

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2011

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.16% (continued)
	Materials — 3.46%
35,000	Air Products and Chemicals, Inc	$2,672,950
50,000	Airgas, Inc	3,191,000
120,000	AptarGroup, Inc	5,360,400
125,000	Ecolab Inc	6,111,250
		17,335,600
	TOTAL COMMON STOCKS
	(cost $372,796,133)	477,356,440
SHORT-TERM INVESTMENTS — 5.01%
	Commercial Paper – 4.57%
$1,600,000	NBCUniversal Media, LLC 10/03/11, 0.31%	1,600,000
1,000,000	VW Credit, Inc. 10/03/11, 0.35%	1,000,000
950,000	Diageo Capital plc 10/04/11, 0.40%	949,989
1,000,000	NBCUniversal Media, LLC 10/04/11, 0.31%	999,991
850,000	Diageo Capital plc 10/05/11, 0.40%	849,981
1,285,000	VW Credit, Inc. 10/05/11, 0.35%	1,284,975
645,000	Bacardi Corporation 10/06/11, 0.35%	644,981
1,000,000	VW Credit, Inc. 10/06/11, 0.35%	999,971
1,000,000	Bemis Company, Inc. 10/07/11, 0.29%	999,968
1,050,000	Integrys Energy Group, Inc. 10/07/11, 0.28%	1,049,967
1,025,000	UnitedHealth Group Incorporated 10/11/11, 0.38%	1,024,914
1,285,000	Wisconsin Energy Corporation 10/12/11, 0.27%	1,284,913
1,300,000	Integrys Energy Group, Inc. 10/13/11, 0.24%	1,299,913
1,500,000	Clorox Company (The) 10/17/11, 0.33%	1,499,808
500,000	NBCUniversal Media, LLC 10/17/11, 0.33%	499,936
2,000,000	Sara Lee Corporation 10/18/11, 0.28%	1,999,767
1,500,000	Clorox Company (The) 10/19/11, 0.33%	1,499,780
1,725,000	Integrys Energy Group, Inc. 10/20/11, 0.27%	1,724,780
1,700,000	Bacardi U.S.A., Inc. 10/27/11, 0.35%	1,699,603
		22,913,237

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2011

Shares or
Principal
Amount		Value
	SHORT-TERM INVESTMENTS — 5.01% (continued)
	Variable Rate Security – 0.44%
$2,223,300	American Family Financial Services, Inc. 10/03/11, 0.10%(1)	$2,223,300
	TOTAL SHORT-TERM INVESTMENTS
	(cost $25,136,537)	25,136,537
	TOTAL INVESTMENTS
	(cost $397,932,670) — 100.17%	502,492,977
	LIABILITIES, NET OF OTHER ASSETS — (0.17)%	(854,228)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$501,638,749

* Non-income producing security.

(1) Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2011

ASSETS
Investments in securities at value (cost $397,932,670)	$502,492,977
Receivables –
Investment securities sold	1,225,691
Dividend and interest	450,464
Capital stock subscription	68,088
Total receivables	1,744,243
Other	29,587
Total assets	504,266,807

LIABILITIES
Payables –
Investment securities purchased	2,149,296
Due to adviser –
Management fee	246,168
Accounting and administrative fee	11,541
Total due to adviser	257,709
12b-1 and servicing fee	134,862
Other payables and accrued expense	86,191
Total liabilities	2,628,058
Total net assets	$501,638,749

NET ASSETS CONSIST OF
Paid in capital	$384,046,808
Net unrealized appreciation on investments	104,560,307
Accumulated undistributed net realized gain on investments	11,537,585
Accumulated undistributed net investment income	1,494,049
Total net assets	$501,638,749

Class I:
Net assets	$398,748,975
Shares outstanding	21,297,692
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$18.72

Class N:
Net assets	$102,889,774
Shares outstanding	5,563,708
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$18.49

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2011

INCOME
Dividend (net of foreign taxes of $26,860)	$6,172,174
Interest	79,656
Total income	6,251,830

EXPENSES
Management fee	3,042,693
12b-1 fees – Class N	272,922
Transfer agent fees	224,302
Accounting and administrative fees	143,337
Servicing fees – Class N	109,169
Postage and mailing	50,748
Registration fees	38,702
Audit and tax fees	29,450
Custodian fees	29,167
Printing	27,406
Insurance	25,257
Directors’ fees	20,550
Accounting system and pricing service fees	10,939
Legal fees	7,819
Other operating expenses	7,389
Total expenses	4,039,850
Net investment income	2,211,980

NET REALIZED GAIN ON INVESTMENTS	11,789,537

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(24,148,540)
Net realized and unrealized loss on investments	(12,359,003)
Net decrease in net assets resulting from operations	$(10,147,023)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended September 30, 2011 and 2010

	2011	2010
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$2,211,980	$1,800,419
Net realized gain on investments	11,789,537	16,041,627
Change in net unrealized
appreciation/depreciation on investments	(24,148,540)	39,997,236
Net increase (decrease) in net assets
resulting from operations	(10,147,023)	57,839,282

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,855,287)	(2,129,851)
From net realized gain on investments – Class I	(8,197,926)	—
From net investment income – Class N	(189,759)	(154,485)
From net realized gain on investments – Class N	(1,517,676)	—
Total distributions	(11,760,648)	(2,284,336)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(801,637 and 637,825 shares, respectively)	17,068,047	11,559,590
Reinvestment of distributions – Class I
(446,453 and 111,674 shares, respectively)	9,446,959	1,992,262
Cost of shares redeemed – Class I
(1,601,443 and 1,700,297 shares, respectively)	(34,201,450)	(30,779,416)
Proceeds from shares issued – Class N
(4,605,479 and 1,288,634 shares, respectively)	97,242,902	22,917,431
Reinvestment of distributions – Class N
(81,365 and 8,723 shares, respectively)	1,705,398	154,399
Cost of shares redeemed – Class N
(1,432,070 and 880,709 shares, respectively)	(29,881,957)	(15,874,311)
Change in net assets derived
from capital share transactions	61,379,899	(10,030,045)
Total increase in net assets	39,472,228	45,524,901

NET ASSETS
Beginning of period	462,166,521	416,641,620
End of period (including accumulated
undistributed net investment income of
$1,494,049 and $1,327,115, respectively)	$501,638,749	$462,166,521

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

September 30, 2011

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.

Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Notes to Financial Statements (continued)

September 30, 2011

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$477,356,440
Level 2 –
Commercial Paper	22,913,237
Variable Rate Security	2,223,300
Level 3 –
None	—
Total	$502,492,977
(1) See Schedule of Investments for further detail by industry.

There were no significant transfers between levels during the year ended September 30, 2011 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

Notes to Financial Statements (continued)

September 30, 2011

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2011, no reclassifications were recorded.

The tax character of distributions paid during the years ended September 30 was as follows:

	09/30/2011	09/30/2010
Distributions paid from:
Ordinary income	$2,045,046	$2,284,336
Long-term capital gain	9,715,602	—
Total distributions paid	$11,760,648	$2,284,336

As of September 30, 2011, investment cost for federal tax purposes was $398,183,504 and the tax basis components of net assets were as follows:

Unrealized appreciation	$132,077,956
Unrealized depreciation	(27,768,483)
Net unrealized appreciation	104,309,473
Undistributed ordinary income	1,494,049
Accumulated undistributed
net realized capital gain	11,788,419
Paid in capital	384,046,808
Net assets	$501,638,749

The differences between book-basis and tax-basis unrealized appreciation and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales.

As of the year ended September 30, 2011, the Fund realized no post-October losses for tax purposes.

As of September 30, 2011, the Fund had a tax deferral of wash loss sales of approximately $251,000.

As of September 30, 2011, the Fund has no capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains

Notes to Financial Statements (continued)

September 30, 2011

simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act and the impact of the Funds’ financial statements, if any, is currently being assessed.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2011. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal 2011. At September 30, 2011, the fiscal years 2008 through 2011 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of September 30, 2011. There have been no significant subsequent events since September 30, 2011 that would require adjustment to or additional disclosure in these financial statements.

(i) In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No.

2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within these fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as

Notes to Financial Statements (continued)

September 30, 2011

investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million, .60% of the average net asset value over $50 million up to and including $100 million and .50% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $3,319 for the fiscal year ended September 30, 2011 for legal services rendered by this law firm.

(3) Investment Transactions —

For the year ended September 30, 2011, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $195,883,615 and $150,706,829, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Nicholas II, Inc.:

We have audited the accompanying statement of assets and liabilities of Nicholas II, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to September 30, 2008 were audited by other auditors, whose report, dated November 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

November 18, 2011

Historical Record
(unaudited)

		Net
		Investment				Dollar		Growth of
	Net	Income		Capital Gain		Weighted		an Initial
	Asset Value	Distributions		Distributions		Price/Earnings		$10,000
	Per Share	Per Share		Per Share		Ratio	(2)	Investment(3)
Class I
October 17, 1983(1)	$10.00	$—		$—		—		$10,000
September 30, 1984	11.66	—		—		12.6 times		11,660
September 30, 1985	14.39	0.0930		0.1860		11.7		14,742
September 30, 1986	16.90	0.1630		0.0610		15.0		17,581
September 30, 1987	21.01	0.4200		0.5130		20.9		23,108
September 30, 1988	18.58	0.3380		1.3030		15.0		22,766
September 30, 1989	21.76	0.3350		0.0800		17.1		27,291
September 30, 1990	17.39	0.3124		0.6686		14.8		22,888
September 30, 1991	23.87	0.3422		0.1434		17.8		32,250
September 30, 1992	24.53	0.2447		0.4042		17.3		34,052
September 30, 1993	26.94	0.2350		0.8000		18.1		38,885
September 30, 1994	26.71	0.2000		1.4700		18.5		41,020
September 30, 1995	30.07	0.2056		1.8944		20.8		50,205
September 30, 1996	33.34	0.1750		2.4979		28.9		60,922
September 30, 1997	40.65	0.0779		3.1621		31.4		82,206
September 30, 1998	34.78	0.0810		5.2282		28.6		80,845
September 30, 1999	31.83	0.1337		4.0049		29.0		82,864
September 30, 2000	36.58	0.0100		0.4701		35.1		96,527
September 30, 2001	17.54	—		13.1200		23.4		76,361
September 30, 2002	15.34	—		0.5766		22.2		68,730
September 30, 2003	18.97	—		—		22.9		84,994
September 30, 2004	21.88	—		0.0015		22.9		98,040
September 30, 2005	23.50	—		0.9146		23.3		109,547
September 30, 2006	23.11	0.0083		2.1472		22.4		118,142
September 30, 2007	25.18	0.0643		1.0460		23.4		134,908
September 30, 2008	19.15	0.0978		2.5678		17.5		115,141
September 30, 2009	17.02	0.1072		1.1206		19.2		111,845
September 30, 2010	19.31	0.0957		—		20.7		127,575
September 30, 2011	18.72	0.0867	(a)	0.3831	(a)	17.2		126,423

Class N
February 28, 2005(1)	$22.59	$—		$—		23.1 times		$10,000
September 30, 2005	23.45	—		—		23.3		10,381
September 30, 2006	23.00	—		2.1340		22.4		11,158
September 30, 2007	25.03	—		1.0460		23.4		12,694
September 30, 2008	19.04	0.0067		2.5678		17.5		10,800
September 30, 2009	16.87	0.0969		1.1206		19.2		10,457
September 30, 2010	19.11	0.0666		—		20.7		11,890
September 30, 2011	18.49	0.0479	(a)	0.3831	(a)	17.2		11,741

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 27, 2010 to shareholders of record on December 23, 2010.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated March 31, 2011.

Tax Information

(unaudited)

The Fund designates 100% of its ordinary income distribution for the year ended September 30, 2011 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2011, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund hereby designates approximately $9,715,602 as a capital gain dividend for the year ended September 30, 2011.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2011. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

				Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held by
Name and Age	Fund	Served	5 Years	by Director	Director
INTERESTED DIRECTOR
David O. Nicholas, 50(1), (3)	President,	(2), 7 years	Chief Investment Officer	3	None
	Director and		and Director, Nicholas
	Portfolio		Company, Inc., the Adviser
	Manager		to the Fund. He is the
			Portfolio Manager of
			Nicholas Limited Edition,
			Inc. and the Fund. He is
			Associate Portfolio Manager
			of Nicholas Fund, Inc.
			He formerly served as
			Co-Portfolio Manager of
			Nicholas High Income
			Fund, Inc. and Nicholas
			Equity Income Fund, Inc.
DISINTERESTED DIRECTORS
Robert H. Bock, 79	Director	(2), 28 years	Private Investor,	5	None
			Consultant, Dean Emeritus
			of Business Strategy and
			Ethics, University of
			Wisconsin School of
			Business, 1997 to present.

Timothy P. Reiland, 55	Director	(2), 9 years	Private Investor,	5	None
			Consultant, Chairman
			and Chief Financial Officer,
			Musicnotes, Inc., October
			2001 to present. Investment
			Analyst from 1987 to
			October 2001, Tucker
			Anthony Incorporated,
			a brokerage firm. He is a
			Chartered Financial Analyst.

Jay H. Robertson, 59	Director	(2), 7 years	Private Investor, April	6	None
			2000 to present.
			Chairman of the Board of
			Robertson-Ryan and
			Associates, Inc., an
			insurance brokerage firm
			from 1993 to March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Albert O. Nicholas, 80 (3)	Executive	Annual,	Chief Executive Officer and Chairman of the Board,
	Vice	28 years	Nicholas Company, Inc., the Adviser to the Fund.
	President		He is Portfolio Manager of Nicholas Fund, Inc.
and Co-Portfolio Manager of Nicholas Equity
Income Fund, Inc.

David L. Johnson, 69 (3)	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
	Vice	28 years	the Adviser to the Fund.
President

Jeffrey T. May, 55	Senior Vice	Annual,	Executive Vice President, Chief Financial Officer
	President,	19 years	and Chief Compliance Officer, Nicholas Company,
	Secretary,		Inc., the Adviser to the Fund. He is Portfolio
	Treasurer		Manager of Nicholas Money Market Fund, Inc.
and Chief
Compliance
Officer

Lynn S. Nicholas, 55 (3)	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
	President	25 years	the Adviser to the Fund.

Lawrence J. Pavelec, 52	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
	President	7 years	the Adviser to the Fund. He has been Portfolio
Manager of Nicholas High Income Fund, Inc. since
April 2008. He served as Co-Portfolio Manager
from April 2003 until April 2008.

Candace L. Lesak, 54	Vice	Annual,	Employee, Nicholas Company, Inc.,
	President	25 years	the Adviser to the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free) or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

  Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

  Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

  Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

  With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

  With a party representing you, with your consent, such as your broker or lawyer.

  When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/83	*	09/30/01
Number of years investing $100 each month
following the date of initial investment	28		10
Total cash invested	$34,600		$13,000
Total dividend and capital gain distributions reinvested	$105,700		$3,865
Total full shares owned at 09/30/11	6,471		863
Total market value at 09/30/11	$121,148		$16,161

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered

(unaudited)

  IRAs

          • Traditional • SIMPLE

          • Roth • SEP

  Coverdell Education Accounts

  Profit Sharing Plan

  Automatic Investment Plan

  Direct Deposit of Dividend and Capital Gain Distributions

  Systematic Withdrawal Plan with Direct Deposit

  Monthly Automatic Exchange between Funds

  Telephone Redemption

  Telephone Exchange

  24-hour Automated Account Information (800-544-6547)

  24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;
*	the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 1, 2011

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,750 in 2011 and $25,000 in 2010.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,700 in 2011 and $3,600 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $15,000 in 2010 and $15,000 in 2009. These services were for the audit of the investment adviser for the adviser's fiscal years ended 10/31/2010 and 10/31/2009, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 21, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 21, 2011

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 21, 2011